UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-07678

American Municipal Income Portfolio Inc.

(Exact name of registrant as specified in charter)

800 Nicollet Mall, Minneapolis, MN	55402
(Address of principal executive offices)	(Zip code)

Charles D. Gariboldi, Jr., 800 Nicollet Mall, Minneapolis, MN 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code:   800-677-3863

Date of fiscal year end:       August 31

Date of reporting period:    August 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1—Report to Shareholders

Annual Report

August 31, 2007

XAA

American Municipal
Income Portfolio

American Municipal Income Portfolio

Primary Investments

American Municipal Income Portfolio (the "fund") invests primarily in a wide range of municipal securities that, at the time of purchase, are rated investment-grade or are unrated and deemed to be of comparable quality by FAF Advisors, Inc. ("FAF Advisors"). The fund may invest up to 20% of its total assets in municipal securities that, at the time of purchase, are rated lower than investment-grade (securities commonly referred to as "high yield" securities or "junk bonds") or are unrated and deemed to be of comparable quality by FAF Advisors. The fund's investments may include municipal-derivative securities, such as inverse floating-rate and inverse interest-only municipal securities, which may be more volatile than traditional municipal securities in certain market conditions. The fund's investments also may include repurchase agreements, futures contracts, options on futures contracts, options, and interest-rate swaps, caps, and floors.

Fund Objective

The fund is a diversified, closed-end management investment company. The investment objective is to provide high current income exempt from regular federal income tax, consistent with preservation of capital. The fund's income may be subject to state or local tax and the federal alternative minimum tax. Distributions of capital gains will be taxable to shareholders. Investors should consult their tax advisors. As with other investment companies, there can be no assurance the fund will achieve its objective.

Table of Contents

1	Fund Overview

7	Financial Statements

10	Notes to Financial Statements

17	Schedule of Investments

22	Report of Independent Registered Public Accounting Firm

23	Notice to Shareholders

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Fund OVERVIEW

Average Annual Total Returns

Based on net asset value ("NAV") for the period ended August 31, 2007

*The Lipper General Municipal Debt Funds Leveraged Average represents the average annual total return, with distributions reinvested, of leveraged perpetual national closed-end municipal funds as characterized by Lipper Inc.

**The Lehman Brothers Municipal Long Bond Index is comprised of municipal bonds with more than 22 years to maturity and an average credit quality of AA. The index is unmanaged and does not include any fees or expenses in its total return figures.

The average annual total returns for the fund are based on the change in its NAV and assume reinvestment of distributions at NAV. NAV-based performance is used to measure investment management results.

•  Average annual total returns based on the change in market price for the one-year, five-year, and ten-year periods ended August 31, 2007, were 2.56%, 7.11%, and 7.65%, respectively.

•  Market price returns assume that all distributions have been reinvested at actual prices pursuant to the fund's dividend reinvestment plan. Market price returns reflect any broker commissions or sales charges on dividends reinvested at market price.

•  Please remember, you could lose money with this investment. Neither safety of principal nor stability of income is guaranteed. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to NAV. Therefore, you may be unable to realize the full NAV of your shares when you sell.

American Municipal Income Portfolio 2007 Annual Report

Fund OVERVIEW continued

Fund Management

Douglas J. White, CFA

is primarily responsible for the management of the fund. He has 24 years of financial experience.

Christopher L. Drahn

assists with the management of the fund. He has 27 years of financial experience.

American Municipal Income Portfolio posted a total return of -0.72% based on NAV for the fiscal year ended August 31, 2007. The fund's market price return was 2.56% during the year. The fund's competitive group, the Lipper General Municipal Debt Funds Leveraged Average, produced a median return of 0.45% during the year. The Lehman Brothers Municipal Long Bond Index, the benchmark comparison for the fund, which reflects no fees or expenses, returned 0.36%.

Economic growth was generally below the economy's long-term potential during the second half of 2006 and the first quarter of 2007. Growth jumped during the second quarter of 2007 to slightly above the economy's long-term potential, but the improvement in growth primarily reflected an increase in production to rebuild inventories. Domestic demand growth has moderated, and the moderation in demand growth is expected to persist during the second half of 2007 and into 2008 as the housing market remains weak, home prices decline, and higher energy prices have a negative effect on real purchasing power. Strong global growth should continue to provide a positive offset, with U.S. export growth helping to support U.S. economic activity, but recent weakening in labor market conditions and dysfunction within certain funding markets presents downside risk to future economic activity.

Core inflation slowed faster than anticipated during the past year and is now back within the Fed's comfort zone. The combination of moderate growth, decelerating inflation, and high levels of resource utilization resulted in the Fed leaving policy rates unchanged over the past year. The Fed is now expected to ease policy rates to support economic activity as labor market conditions have softened and funding disruptions point to future growth risks. While bond yields rose substantially from early May to mid-June, they have since declined and remain well below the current Fed funds rate.

Portfolio Allocation

As a percentage of total assets on August 31, 2007

Healthcare Revenue	31%
Utility Revenue	16%
General Obligations	15%
Housing Revenue	8%
Education Revenue	7%
Industrial Development Revenue	6%
Economic Development Revenue	3%
Water/Sewer Revenue	3%
Leasing Revenue	3%
Financial Authority Revenue	3%
Transportation Revenue	2%
Short-Term Investments	2%
Other Assets	1%
100%

American Municipal Income Portfolio 2007 Annual Report

Yields in the municipal market rose across the entire range of bond maturities during the fiscal year. The shape of the yield curve steepened as long-term interest rates rose more than short-term rates. The combination of rising rates and a steepening yield curve produced a negative total return for the fund as its duration (interest-rate risk) was greater than its benchmark for most of the period. Long-maturity bonds were the poorest performers in this environment, while bonds with short or intermediate maturities generally produced the best returns. Lower-quality, higher-yielding securities once again outperformed investment-grade bonds. The additional yield spread required over high-grade bonds for such securities generally narrowed through the middle of the year, as demand from high-yield investors continued to outpace supply. However, over the last several weeks of the fiscal year, yield spreads began to widen significantly as concerns about the subprime housing loan market impacted virtually all bond markets.

Geographical Distribution

As a percentage of total assets on August 31, 2007. Shaded areas without values indicate states in which the fund has invested less than 0.50% of its assets.

American Municipal Income Portfolio 2007 Annual Report

Fund OVERVIEW continued

The fund was overweighted in A-rated, BBB-rated, and nonrated issues. Continued strong demand for the additional yield provided by these securities caused them to outperform higher-quality bonds for most of the year. However, as was the case for higher-yielding securities, over the last several weeks of the fiscal year credit concerns emanating from the subprime loan market caused these issues to significantly underperform higher-quality bonds. While we do not believe the fundamental credit quality of most of these holdings has been impaired, they nonetheless had a substantial negative impact on performance. Additionally, the fund was overweighted in longer-term (20-year and longer) maturities and in the healthcare sector, both of which underperformed the broad municipal market.

Bond Credit Quality Breakdown*

As a percentage of market value on August 31, 2007

AAA	38%
AA	2%
A	23%
BBB	18%
BB	3%
Nonrated	16%
100%

*Individual security ratings are based on information from Moody's Investors Service, Standard & Poor's, and/or Fitch. If there are multiple ratings for a security, the lowest rating is used unless ratings are provided by all three agencies, in which case the middle rating is used.

The volatility in the municipal market during July and August was in some respects historic. For example, thirty-year, high grade municipal bonds underperformed comparable maturity U.S. treasuries by the most since 1986. At the same time, higher-yielding municipal securities significantly outperformed BBB-rated (investment grade) municipal bonds. The volatility was primarily technical in nature and related to the turbulence in the subprime market; it did not reflect broad credit quality deterioration in the municipal bond market. As such, we believe that the portfolio structure in place at the end of the reporting period will present the potential for improved performance as the market stabilizes.

American Municipal Income Portfolio 2007 Annual Report

We once again wish to express our appreciation for your ongoing investment in the fund. If you have any questions or need assistance with your investments, please call us at 800.677.FUND.

Sincerely,

Douglas J. White, CFA
Head of Tax Exempt Fixed Income
FAF Advisors, Inc.

Christopher L. Drahn
Senior Fixed-Income Portfolio Manager
FAF Advisors, Inc.

American Municipal Income Portfolio 2007 Annual Report

Fund OVERVIEW concluded

Preferred Shares

The preferred shares issued by the fund pay dividends at a specified rate and have preference over common shares in the payments of dividends and the liquidation of assets. Rates paid on preferred shares are reset every seven days and are based on short-term tax-exempt interest rates. Preferred shareholders accept these short-term rates in exchange for low credit risk (preferred shares are rated AAA by Moody's and S&P) and high liquidity (preferred shares trade at par and are remarketed every seven days). The proceeds from the sale of preferred shares are invested at intermediate- and long-term tax-exempt rates. Because these intermediate- and long-term rates are normally higher than the short-term rates paid on preferred shares, common shareholders benefit by receiving higher dividends and/or an increase to the dividend reserve. However, the risk of having preferred shares is that if short-term rates rise higher than intermediate- and long-term rates, creating an inverted yield curve, common shareholders may receive a lower rate of return than if their fund did not have any preferred shares outstanding. This type of economic environment is unusual and historically has been short term in nature. Investors should also be aware that the issuance of preferred shares results in the leveraging of common shares, which increases the volatility of both the NAV of the fund and the market value of common shares.

American Municipal Income Portfolio 2007 Annual Report

Financial STATEMENTS

Statement of Assets and Liabilities August 31, 2007

Assets:
Investments in unaffiliated securities, at market value (cost: $120,458,076) (note 2)	$122,194,242
Investments in affiliated money market funds, at market value (cost: $2,604,765) (note 5)	2,604,765
Cash	411
Receivable for accrued interest	1,673,728
Prepaid expenses and other assets	9,952
Total assets	126,483,098
Liabilities:
Payable for preferred share distributions (note 3)	9,415
Payable for investment advisory fees (note 5)	37,572
Payable for administrative fees (note 5)	21,469
Payable for professional fees	18,129
Payable for transfer agent fees	1,395
Payable for other expenses	3,686
Total liabilities	91,666
Preferred shares, at liquidation value	43,500,000
Net assets applicable to outstanding common shares	$82,891,432
Net assets applicable to outstanding common shares consist of:
Common shares and additional paid-in capital	$80,009,101
Undistributed net investment income	461,037
Accumulated net realized gain on investments in securities	685,128
Unrealized appreciation of investments in securities	1,736,166
Net assets applicable to outstanding common shares	$82,891,432
Net Asset value and market price of common shares:
Net assets applicable to outstanding common shares	$82,891,432
Common shares outstanding (authorized 200 million shares of $0.01 par value)	5,756,267
Net asset value per share	$14.40
Market price per share	$14.74
Liquidation preference of preferred shares (note 3):
Net assets applicable to preferred shares	$43,500,000
Preferred shares outstanding (authorized one million shares)	1,740
Liquidation preference per share	$25,000

See accompanying Notes to Financial Statements.

American Municipal Income Portfolio 2007 Annual Report

Financial STATEMENTS continued

Statement of Operations For the Year Ended August 31, 2007

Investment Income:
Interest from unaffiliated securities	$6,799,803
Dividends from affiliated money market fund	67,265
Total investment income	6,867,068
Expenses (note 5):
Investment advisory fees	459,832
Administrative fees	262,761
Remarketing agent fees	101,499
Custodian fees	6,850
Professional fees	46,704
Postage and printing fees	20,962
Transfer agent fees	31,532
Listing fees	24,375
Directors' fees	25,686
Other expenses	48,764
Total expenses	1,028,965
Less: Fee reimbursements (note 5)	(2,303)
Less: Indirect payments from the custodian	(748)
Total net expenses	1,025,914
Net investment income	5,841,154
Net realized and unrealized gains (losses) on investments in securities (notes 2 and 4):
Net realized gain (loss) on:
Investments in securities	1,018,115
Futures contracts	(29,012)
Net change in unrealized appreciation or depreciation of:
Investments in securities	(5,726,107)
Futures contracts	29,930
Net loss on investments	(4,707,074)
Distributions to preferred shareholders (note 2):
From net investment income	(1,438,550)
From net realized gain on investments in securities	(194,829)
Total distributions	(1,633,379)
Net decrease in net assets applicable to common shares resulting from operations	$(499,299)

See accompanying Notes to Financial Statements.

American Municipal Income Portfolio 2007 Annual Report

Statement of Changes in Net Assets

	Year Ended 8/31/07	Year Ended 8/31/06
Operations:
Net investment income	$5,841,154	$5,884,423
Net realized gain (loss) on:
Investments in securities	1,018,115	991,387
Futures contracts	(29,012)	(54,727)
Net change in unrealized appreciation or depreciation of:
Investments in securities	(5,726,107)	(2,320,428)
Futures contracts	29,930	(29,930)
Distributions to preferred shareholders (note 2):
From net investment income	(1,438,550)	(1,242,035)
From net realized gain on investments in securities	(194,829)	(104,582)
Net increase (decrease) in net assets applicable to common shares resulting from operations	(499,299)	3,124,108
Distributions to common shareholders (note 2):
From net investment income	(4,944,634)	(4,973,415)
From net realized gain on investments in securities	(665,597)	(635,607)
Total distributions	(5,610,231)	(5,609,022)
Total decrease in net assets applicable to common shares	(6,109,530)	(2,484,914)
Net assets applicable to common shares at beginning of period	89,000,962	91,485,876
Net assets applicable to common shares at end of period	$82,891,432	$89,000,962
Undistributed net investment income	$461,037	$1,003,067

See accompanying Notes to Financial Statements.

American Municipal Income Portfolio 2007 Annual Report

Notes to Financial STATEMENTS

(1) Organization
   American Municipal Income Portfolio Inc. (the "fund") is registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end management investment company. The fund invests primarily in a diverse range of municipal securities that, at the time of purchase, are rated investment grade or are unrated and deemed to be of comparable quality by FAF Advisors, Inc. ("FAF Advisors"). The fund may invest up to 20% of its total assets in municipal securities that, at the time of purchase, are rated lower than investment grade or are unrated and deemed to be of comparable quality by FAF Advisors. Municipal securities in which the fund invests may include municipal derivative securities, such as inverse floating rate and inverse interest-only municipal securities, which may be more volatile than traditional municipal securities in certain market conditions. The fund's investments also may include repurchase agreements, futures contracts, options on futures contracts, options, and interest rate swaps, caps, and floors. Fund shares are listed on the New York Stock Exchange under the symbol XAA.

(2) Summary of Significant Accounting Policies
   Security Valuations

Debt obligations exceeding 60 days to maturity are valued by an independent pricing service that has been approved by the fund's board of directors. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely used quotation system. When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the fund's board of directors. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold. If events occur that materially affect the value of securities between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities will be valued at fair value. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates market value. Security valuations are performed once a week and at the end of each month.

As of August 31, 2007, the fund had no fair valued securities.

Security Transactions and Investment Income

For financial statement purposes, the fund records security transactions on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date. Interest income, including accretion of bond discounts and amortization of bond premiums, is recorded on an accrual basis. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

Inverse Floaters

As part of its investment strategy, the fund may invest in certain securities for which the potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Inverse floaters may be characterized as derivative securities and may subject the fund to the risks of reduced or eliminated interest payments and

American Municipal Income Portfolio 2007 Annual Report

losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market values of such securities will generally be more volatile than those of fixed-rate, tax-exempt securities. To the extent the fund invests in inverse floaters, the net asset value of the fund's shares may be more volatile than if the fund did not invest in such securities. As of and for the year ended August 31, 2007, the fund had no outstanding investments in inverse floaters.

Repurchase Agreements

For repurchase agreements entered into with broker-dealers, the fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate balance of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the fund's custodian bank until maturity of the repurchase agreement. All agreements require that the daily market value of the collateral be in excess of the repurchase amount, including accrued interest, to protect the fund in the event of a default. As of August 31, 2007, the fund had no outstanding repurchase agreements.

Futures Transactions

In order to protect against changes in interest rates, the fund may buy and sell interest rate futures contracts. Upon entering into a futures contract, the fund is required to deposit cash or pledge U.S. government securities. The margin required for a futures contract is set up by the exchange on which the contract is traded. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the fund each day (daily variation margin) and recorded as unrealized gains (losses) until the contract is closed. When the contract is closed, the fund records a realized gain (loss) equal to the difference between the proceeds from (or cost of) the closing transaction and the fund's basis in the contract.

Risks of entering into futures contracts, in general, include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the fund could lose more than the original margin deposit required to initiate a futures transaction. These contracts involve market risk in excess of the amount reflected in the fund's statement of assets and liabilities. Unrealized gains (losses) on outstanding positions in futures contracts held at the close of the period will be recognized as capital gains (losses) for federal income tax purposes. As of August 31, 2007, the fund had no outstanding futures contracts.

Securities Purchased on a When-Issued Basis

Delivery and payment for securities that have been purchased by the fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. Such securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The fund segregates assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund's net asset value if the fund makes such purchases while remaining substantially fully invested. As of August 31, 2007, the fund had no outstanding when-issued or forward-commitment securities.

American Municipal Income Portfolio 2007 Annual Report

Notes to Financial STATEMENTS continued

Federal Taxes

The fund intends to continue to qualify as a regulated investment company as provided in Subchapter M of the Internal Revenue Code, as amended, and to distribute all taxable income, if any, to its shareholders. Accordingly, no provision for federal income taxes is required. The fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

Net investment income and net realized gains and losses may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to deferred straddle losses. To the extent these differences are permanent, reclassifications are made to the appropriate capital accounts in the fiscal period that the differences arise. There were no reclassifications for the year ended August 31, 2007.

The character of distributions made during the fiscal period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal period in which amounts are distributed may differ from the fiscal period that the income or realized gains or losses were recorded by the fund.

The tax character of common and preferred share distributions paid during the fiscal year ended August 31, 2007, and the fiscal year ended August 31, 2006, were as follows:

	8/31/07	8/31/06
Distributions paid from:
Tax-exempt income	$6,380,148	$5,697,008
Ordinary income	12,123	509,981
Long-term capital gains	860,426	740,189
	$7,252,697	$6,947,178

At August 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$47,222
Undistributed tax-exempt income	457,244
Accumulated capital gains	652,605
Unrealized appreciation	1,734,675
Accumulated earnings	$2,891,746

A decision by the Kentucky Court of Appeals in 2006 held that Kentucky's tax exemption of interest on its own bonds and its taxation of interest on the bonds of other states is unconstitutional. The Kentucky Supreme Court declined to review this decision, but the U.S. Supreme Court has agreed to review it. Oral argument is scheduled for November 5, 2007. If the U.S. Supreme Court affirms this decision or other state courts reach the same conclusion with respect to the states in which the fund invests, this decision could have adverse implications for the tax treatment and market value of the bonds held by the fund.

Distributions to Shareholders

Distributions from net investment income are made monthly for common shareholders and weekly for preferred shareholders. Common share distributions are recorded as of the close of business on the ex-dividend date and preferred share dividends are accrued daily. Net realized gains

American Municipal Income Portfolio 2007 Annual Report

distributions, if any, will be made at least annually. Distributions are payable in cash or, for common shareholders pursuant to the fund's dividend reinvestment plan, reinvested in additional common shares of the fund. Under the dividend reinvestment plan, common shares will be purchased in the open market.

Deferred Compensation Plan

Under a Deferred Compensation Plan (the "Plan"), non-interested directors of the First American Family of Funds may participate and elect to defer receipt of part or all of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of open-end First American Funds, preselected by each Director. All amounts in the Plan are 100% vested and accounts under the Plan are obligations of the fund. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the results of operations during the reporting period. Actual results could differ from these estimates.

(3) Remarketed Preferred Shares
   As of August 31, 2007, the fund had 1,740 remarketed preferred shares (870 shares in class "T" and 870 shares in class "TH") (RP®) with a liquidation preference of $25,000 per share. The dividend rate on the RP® is adjusted every seven days (on Tuesdays for class "T" and on Thursdays for class "TH"), as determined by the remarketing agent. On August 31, 2007, the dividend rate was 3.95% for both classes "T" and "TH".

RP® is a registered trademark of Merrill Lynch & Company ("Merrill Lynch").

(4) Investment Security Transactions
   Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the year ended August 31, 2007, aggregated $30,540,979 and $33,753,570, respectively.

(5) Expenses
   Investment Advisory Fees

Pursuant to an investment advisory agreement (the "Agreement"), FAF Advisors, a subsidiary of U.S. Bank National Association ("U.S. Bank"), manages the fund's assets and furnishes related office facilities, equipment, research, and personnel. The Agreement provides FAF Advisors with a monthly investment advisory fee in an amount equal to an annualized rate of 0.35% of the fund's average weekly net assets including preferred shares. For its fee, FAF Advisors provides investment advice and, in general, conducts the management and investment activities of the fund.

The fund may invest in related money market funds that are series of First American Funds, Inc., subject to certain limitations. In order to avoid the payment of duplicative investment advisory fees to FAF Advisors, which acts as the investment advisor to both the fund and the related money market funds, FAF Advisors will reimburse the fund an amount equal to the investment advisory fee received from the related money market funds that is attributable to the assets of the fund.

Administrative Fees

FAF Advisors serves as the fund's administrator pursuant to an administration agreement between FAF Advisors and the fund. Under this agreement, FAF Advisors receives a monthly administrative

American Municipal Income Portfolio 2007 Annual Report

Notes to Financial STATEMENTS continued

fee in an amount equal to an annualized rate of 0.20% of the fund's average weekly net assets including preferred shares. For its fee, FAF Advisors provides numerous services to the fund including, but not limited to, handling the general business affairs, financial and regulatory reporting, and various other services.

Remarketing Agent Fees

The fund has entered into a remarketing agreement with Merrill Lynch (the "Remarketing Agent"). The remarketing agreement provides the Remarketing Agent with a monthly fee in an amount equal to an annual rate of 0.25% of the fund's average amount of RP® outstanding. For its fee, the Remarketing Agent will remarket shares of RP® tendered to it on behalf of shareholders and will determine the applicable dividend rate for each seven-day dividend period.

Custodian Fees

U.S. Bank serves as the fund's custodian pursuant to a custodian agreement with the fund. The custodian fee charged to the fund is equal to an annual rate of 0.005% of average weekly net assets including preferred shares. These fees are computed weekly and paid monthly.

Under this agreement, interest earned on uninvested cash balances is used to reduce a portion of the fund's custodian expenses. These credits, if any, are disclosed as "Indirect payments from the custodian" in the Statement of Operations. Conversely, the custodian charges a fee for any cash overdrafts incurred, which will increase the fund's custodian expenses. For the year ended August 31, 2007, custodian fees were increased by $244 as a result of overdrafts and were reduced by $748 as a result of interest earned.

Other Fees and Expenses

In addition to the investment advisory, administrative, remarketing agent, and custodian fees, the fund is responsible for paying most other operating expenses, including: outside directors' fees and expenses, listing fees, postage and printing of shareholder reports, transfer agent fees and expenses, legal, auditing, and accounting services, insurance, interest, taxes, and other miscellaneous expenses. For the year ended August 31, 2007, legal fees and expenses of $4,061 were paid to a law firm of which an Assistant Secretary of the fund is a partner.

Expenses that are directly related to the fund are charged directly to the fund. Other operating expenses of the First American Family of Funds are allocated to the fund on several bases, including evenly across all funds, allocated based on relative net assets of all funds within the First American Family if Funds or a combination of both methods.

(6) Indemnifications
   The fund enters into contracts that contain a variety of indemnifications. The fund's maximum exposure under these arrangements is unknown. However, the fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

(7) New Accounting Pronouncements
   On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet a more-likely-than-not threshold would be recorded as a tax expense in the current

American Municipal Income Portfolio 2007 Annual Report

year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. Recent Securities and Exchange Commission guidance allows implementing FIN 48 in fund net asset value calculations as late as the fund's last net asset value calculation in the first required financial statement reporting period. As a result, the fund will incorporate FIN 48 in its semiannual report on February 29, 2008. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value measurements" ("FAS 157"). FAS 157 clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value, and requires additional disclosure about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of August 31, 2007, the fund does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.

American Municipal Income Portfolio 2007 Annual Report

Notes to Financial STATEMENTS concluded

(8) Financial Highlights
   Per-share data for an outstanding common share throughout each period and selected information for each period are as follows:

	Year Ended August 31,		Seven-Month Fiscal Period Ended August 31,		Year Ended January 31,
	2007	2006	2005		2005	2004	2003
Per-Share Data
Net asset value, common shares, beginning of period	$15.46	$15.89	$15.75		$15.66	$15.13	$14.67
Operations:
Net investment income	1.02	1.02	0.59		0.97	1.02	1.07
Net realized and unrealized gains on investments	(0.82)	(0.25)	0.19		0.15	0.52	0.40
Distributions to preferred shareholders:
From net investment income	(0.25)	(0.21)	(0.10)		(0.09)	(0.07)	(0.10)
From net realized gain on investments	(0.03)	(0.02)	—		—	—	—
Total from operations	(0.08)	0.54	0.68		1.03	1.47	1.37
Distributions to common shareholders:
From net investment income	(0.86)	(0.86)	(0.54)		(0.94)	(0.94)	(0.91)
From net realized gain on investments	(0.12)	(0.11)	—		—	—	—
Total distributions	(0.98)	(0.97)	(0.54)		(0.94)	(0.94)	(0.91)
Net asset value, common shares, end of period	$14.40	$15.46	$15.89		$15.75	$15.66	$15.13
Market value, common shares, end of period	$14.74	$15.29	$14.70		$14.92	$14.90	$14.60
Selected Information
Total return, common shares, net asset value (a)	(0.72)%	3.66%	4.39	% (f)	6.84%	9.98%	9.58%
Total return, common shares, market value (b)	2.56%	11.12%	2.19	% (f)	6.83%	8.77%	11.06%
Net assets applicable to common shares at end of period (in millions)	$83	$89	$91		$91	$90	$87
Ratio of expenses to average weekly net assets applicable to commons shares before fee waivers (c)	1.18%	1.12%	1.15	% (e)	1.23%	1.18%	1.23%
Ratio of expenses to average weekly net assets applicable to common shares after fee waivers (c)	1.17%	1.12%	1.15	% (e)	1.23%	1.18%	1.23%
Ratio of net investment income to average net assets applicable to common shares before fee waivers (c)	6.67%	6.60%	6.48	% (e)	6.31%	6.65%	7.19%
Ratio of net investment income to average weekly net assets applicable to common shares after fee waivers (c)	6.68%	6.60%	6.48	% (e)	6.31%	6.65%	7.19%
Portfolio turnover rate	24%	46%	13%		36%	34%	18%
Remarketed preferred shares outstanding, end of period (in millions)	$44	$44	$44		$44	$44	$44
Asset coverage per remarketed preferred share (in thousands) (d)	$73	$76	$78		$77	$77	$75
Liquidation preference and market value per remarketed preferred share (in thousands)	$25	$25	$25		$25	$25	$25

(a)  Assumes reinvestment of distributions at net asset value.

(b)  Assumes reinvestment of distributions at actual prices pursuant to the fund's dividend reinvestment plan.

(c)  Ratios do not reflect the effect of dividend payments to preferred shareholders; income ratios reflect income earned on assets attributable to preferred shares, where applicable.

(d)  Represents net assets applicable to common shares plus preferred shares at liquidation value divided by preferred shares outstanding.

(e)  Annualized.

(f)  Total return has not been annualized.

American Municipal Income Portfolio 2007 Annual Report

Schedule of INVESTMENTS

American Municipal Income Portfolio  August 31, 2007

Description of Security	Principal Amount/ Shares	Market Value (a)
(Percentages of each investment category relate to net assets applicable to outstanding common shares)
Municipal Long-Term Securities — 147.4%
Alabama — 0.8%
Camden Industrial Development Board, Weyerhaeuser (AMT), 6.38%, 12/1/24	$650,000	$694,174
Arizona — 6.5%
Douglas Community Housing Revenue, Rancho La Perilla, 6.13%, 7/20/41	985,000	1,008,630
Gilbert Industrial Development Authority, S.W. Student Services (Prerefunded 2/1/09 @ 102), 5.85%, 2/1/19 (b)	1,300,000	1,361,698
Pima County United School District (FGIC), 8.38%, 7/1/13	2,450,000	3,029,866
		5,400,194
California — 13.6%
California Communities Development Authority Revenue, Henry Mayo Newhall Memorial Hospital (CMI), 5.00%, 10/1/2027	500,000	496,225
Golden State Tobacco Settlement (Prerefunded 6/1/13 @ 100), 5.50%, 6/1/33 (b)	1,000,000	1,079,070
Pollution Control Financing Authority, Solid Waste Revenue, Waste Management Incorporated Project, Series A-2 (AMT), 5.40%, 4/1/25	1,000,000	967,980
Pollution Control Financing Authority, Solid Waste Revenue, Waste Management Incorporated Project, Series B, (AMT), 5.00%, 7/1/27	500,000	454,280
State General Obligation, 5.00%, 2/1/21	1,500,000	1,537,095
4.50%, 3/1/30	4,870,000	4,493,841
State Public Works, Department of Mental Health - Coalinga, 5.50%, 6/1/19	2,000,000	2,141,120
Ventura County California Area Housing Authority, Multifamily Revenue (AMBAC) (AMT), 5.00%, 12/1/22	100,000	99,992
		11,269,603
Colorado — 13.7%
Educational and Cultural Facilities Authority, The Classical Academy (Prerefunded 12/1/11 @ 100), 7.25%, 12/1/30 (b)	2,000,000	2,271,640
Health Facilities Authority, Volunteers of America Care, 5.00%, 7/1/15	280,000	271,166
5.25%, 7/1/27	1,000,000	922,320
Northwest Parkway Public Highway Authority, Zero Coupon Bond (AMBAC), 4.61%, 6/15/29 (c)	5,000,000	1,407,450
State Health Facilities Authority, Covenant Retirement Community, 6.13%, 12/1/33	1,000,000	1,023,820
State Health Facilities Authority, Evangelical Lutheran,
5.90%, 10/1/27	650,000	672,054
5.00%, 6/1/29	1,000,000	939,350
State Housing and Financial Authority, Multifamily Housing Project — Class II (AMT), 5.70%, 10/1/42	2,745,000	2,783,897
State Housing and Financial Authority, Solid Waste Revenue, Waste Management Incorporated Project (AMT), 5.70%, 7/1/18	1,000,000	1,027,420
Water Reserve and Power Development Authority, Clean Water Revenue, 5.90%, 9/1/16	25,000	25,167
		11,344,284
Florida — 4.7%
Palm Beach County, Health Facilities, ACTS Retirement — Lifecomm, 4.50%, 11/15/36	2,120,000	1,731,574
Palm Beach County Facilities Authority, Abbey Delray South, 5.45%, 10/1/15	1,100,000	1,128,831
Palm Beach County, School COPs (FGIC), 5.00%, 8/1/18	1,000,000	1,053,020
		3,913,425
Georgia — 10.8%
Cartersville Development Authority, Anheuser Busch Project (AMT), 5.50%, 3/1/2044	2,000,000	1,947,820
Fulton County Development Authority, Maxon Atlantic Station, (AMT), 5.13%, 3/1/26	700,000	684,887
Municipal Electric Authority (FGIC) (Escrowed to maturity), 6.50%, 1/1/12 (d)	6,000,000	6,353,520
		8,986,227

See accompanying Notes to Schedule of Investments.

American Municipal Income Portfolio 2007 Annual Report

Schedule of INVESTMENTS continued

American Municipal Income Portfolio

Description of Security	Principal Amount/ Shares	Market Value (a)
Illinois — 4.0%
Finance Authority, Friendship Village Schaumburg, 5.38%, 2/15/25	$500,000	$466,970
Health Facility Authority, Lutheran General Hospital, 7.00%, 4/1/08	280,000	284,360
7.00%, 4/1/14	500,000	572,035
Health Facility Authority, Villa St. Benedict, 6.90%, 11/15/33	600,000	601,530
State Financial Authority, Clare at Water Tower Project, 6.00%, 5/15/25	650,000	655,629
State Financial Authority, Landing at Plymouth Place Project, 6.00%, 5/15/37	700,000	693,693
		3,274,217
Indiana — 5.1%
Health and Educational Facilities Authority, Clarian Health Partners, 5.00%, 2/15/39	1,300,000	1,238,666
Health Facility Authority, Columbus Hospital (FSA), 7.00%, 8/15/15	2,670,000	3,016,566
		4,255,232
Iowa — 5.8%
Finance Authority, Friendship Haven Project, Series A, 6.13%, 11/15/32	800,000	803,728
Sheldon Health Care Facilities, Northwest Iowa Health Center Project, 6.15%, 3/1/16	1,000,000	1,001,510
State Higher Education Loan Authority, Simpson College, 5.00%, 12/1/27	430,000	401,414
5.10%, 12/1/35	290,000	267,212
State Higher Education Loan Authority, Wartburg College, 5.05%, 10/1/24	1,555,000	1,483,346
State Higher Education Loan Authority, Wartburg College (ACA) (Prerefunded 10/1/12 @ 100), 5.50%, 10/1/33 (b)	750,000	809,130
		4,766,340
Louisiana — 1.1%
Rapides Financial Authority Revenue, Cleco Power LLC Project (AMBAC) (AMT), 4.70%, 11/01/36	1,000,000	920,510
Massachusetts — 2.7%
Boston Industrial Development Financing Authority, Crosstown Center Project (AMT), 6.50%, 9/1/35	495,000	498,866
State Development Financing Agency Revenue, Education Facility Academy Pacific Rim A (ACA), 5.13%, 6/1/31	1,825,000	1,723,165
		2,222,031
Minnesota — 11.4%
Cuyuna Range Hospital District, Health Facility Authority Revenue 5.00%, 6/1/29	1,000,000	898,340
5.50%, 6/1/35	1,000,000	922,600
Glencoe Health Care Facilities, Glencoe Regional Health Services (Prerefunded 4/1/11 @ 101), 7.50%, 4/1/31 (b)	900,000	1,008,756
Maplewood Multifamily Revenue, Carefree Cottages II (AMT) (FNMA), 4.80%, 4/15/34	1,000,000	982,820
Marshall Health Care Facility, Weiner Medical Center, 6.00%, 11/1/28	500,000	515,780
Minneapolis Health Care System, Allina Health System, 6.00%, 11/15/23	565,000	594,261
Rochester Electric Utilities Revenue, 5.00%, 12/1/30	1,000,000	1,029,790
St. Paul Housing and Redevelopment Hospital Authority, Health East Project, 5.00%, 11/15/17	1,400,000	1,381,534
State Agriculture and Economic Board, Health Care System, 6.38%, 11/15/29	30,000	31,498
Stillwater Health Care Revenue, Health System Obligation Group, 5.00%, 6/1/35	1,550,000	1,478,359
Worthington Housing Authority, Meadows Worthington Project, 5.25%, 11/1/28	675,000	620,771
		9,464,509
Missouri — 1.1%
North Central Missouri Regional Water System Revenue, 5.00%, 1/1/37	1,000,000	937,190
Montana — 1.8%
Forsyth Pollution Control, Northwestern Corporation (AMBAC), 4.65%, 8/1/23	1,500,000	1,477,395
Nevada — 0.6%
State Department of Business and Industry, Las Ventanas Retirement Project, 6.00%, 11/15/14	250,000	244,975
6.75%, 11/15/23	250,000	253,232
		498,207

See accompanying Notes to Schedule of Investments.

American Municipal Income Portfolio 2007 Annual Report

American Municipal Income Portfolio

Description of Security	Principal Amount/ Shares	Market Value (a)
New Hampshire — 0.7%
Health and Education Facility Authority, Speare Memorial Hospital, 5.88%, 7/1/34	$600,000	$603,306
New Mexico — 1.8%
Mortgage Finance Authority (FHA) (FMHA) (VA), 6.88%, 1/1/25	575,000	589,122
Mortgage Finance Authority (FNMA) (GNMA), 6.50%, 7/1/25	435,000	444,296
6.75%, 7/1/25	440,000	450,340
		1,483,758
North Carolina — 1.6%
State Commission Medical Care Health Care Facilities, Pennybyrn at Maryfield, 6.00%, 10/1/23	1,300,000	1,309,841
North Dakota — 2.2%
Fargo Health Systems, Meritcare (FSA), 5.63%, 6/1/31	1,750,000	1,826,825
Ohio — 3.9%
Richland County Hospital Facilities, (Prerefunded 11/15/10 @ 101) Medcentral Health System, 6.13%, 11/15/16 (b)	670,000	723,968
6.38%, 11/15/30 (b)	665,000	723,540
Richland County Hospital Facilities, Medcentral Health System, 6.13%, 11/15/16	330,000	347,899
6.38%, 11/15/30	335,000	351,114
Toledo — Lucas County Port Authority, Crocker Park Public Improvement Project, 5.25%, 12/1/23	500,000	508,665
Toledo — Lucas County Port Authority, St. Mary Woods Project, Series A, 6.00%, 5/15/24	600,000	600,084
		3,255,270
Oklahoma — 1.2%
Norman Regional Hospital Authority, 5.38%, 9/1/29	1,000,000	992,990
Oregon — 3.1%
Gilliam County Waste Management (AMT), 5.25%, 7/1/29	500,000	470,865
State Department of Administrative Services (FSA), 5.00%, 9/1/11	2,000,000	2,100,400
		2,571,265
Pennsylvania — 2.4%
Chartiers Valley Industrial and Commercial Development Authority, Friendship Village South, 5.75%, 8/15/20	1,000,000	1,007,520
Montgomery County Industrial Development Authority, Whitemarsh Continuing Care, 6.25%, 2/1/35	1,000,000	1,009,370
		2,016,890
Puerto Rico — 7.0%
Puerto Rico Electric Power Authority (CIFG), 4.25%, 7/1/27	1,500,000	1,416,045
Puerto Rico Electric Power Authority (MBIA), 5.25%, 7/1/29	4,000,000	4,355,560
		5,771,605
South Carolina — 4.9%
Educational Facilities Authority, Wofford College, 4.50%, 4/1/30	750,000	678,832
Environmental Improvement Revenue, Georgetown County, International Paper (AMT), 5.55%, 12/1/29	650,000	642,252
State Jobs Economic Development Authority, Hospital Facility, Palmetto Health 6.13%, 8/1/23	250,000	260,860
6.38%, 8/1/34	40,000	45,106
State Jobs Economic Development Authority, Hospital Facility, Palmetto Health (Prerefunded 8/1/13 @ 100), 6.38%, 8/1/34 (b)	335,000	378,607
State Public Service Authority, Santee Cooper (MBIA), 5.00%, 1/1/30	2,000,000	2,053,340
		4,058,997

See accompanying Notes to Schedule of Investments.

American Municipal Income Portfolio 2007 Annual Report

Schedule of INVESTMENTS continued

American Municipal Income Portfolio

Description of Security	Principal Amount/ Shares	Market Value (a)
South Dakota — 5.7%
Deadwood, Certificates of Participation (ACA), 5.00%, 11/1/20	$1,000,000	$998,980
Sioux Falls Health Facilities, Dow Rummel Village Project (Prerefunded 11/15/12 @ 100), 6.63%, 11/15/23 (b)	620,000	702,603
State Economic Development Finance Authority, Pooled Loan Program, Davis Family (AMT), 6.00%, 4/1/29	1,000,000	1,006,950
State Economic Development Finance Authority, Pooled Loan Program, McEleeg (AMT), 5.95%, 4/1/24	2,000,000	2,020,680
		4,729,213
Tennessee — 3.3%
Johnson City Health and Education Facilities, Mountain States Health, 7.50%, 7/1/33	1,000,000	1,133,410
Shelby County Health, Education and Housing Facilities, Methodist Healthcare (Prerefunded 9/1/12 @ 100), 6.50%, 9/1/21 (b)	650,000	732,699
Sullivan County Health, Education and Housing Facilities, Wellmont Health System Project (Prerefunded 9/1/12 @ 101), 6.25%, 9/1/32 (b)	750,000	834,465
		2,700,574
Texas — 23.6%
Abilene Health Facility Development Revenue, Sears Methodist Retirement, 5.88%, 11/15/18	1,150,000	1,161,730
6.00%, 11/15/29	500,000	500,440
Brazoria County Environmental Authority, Dow Chemical Project (AMT) 5.70%, 5/15/33	500,000	509,230
Brazos River Pollution Control Authority, Texas Utilities (AMT), 7.70%, 4/1/33	500,000	546,960
Brazos River Pollution Control Authority, TXU Energy (AMT), 6.75%, 10/1/38	715,000	754,804
Fort Bend Independent School District (PSF) (Escrowed to maturity), 5.00%, 2/15/14 (d)	1,000,000	1,066,340
Grand Prairie Independent School District (PSF), 5.85%, 2/15/26	40,000	42,232
Grand Prairie Independent School District (PSF) (Prerefunded 8/15/11 @ 100), 5.85%, 2/15/26 (b)	2,960,000	3,189,311
Housing Finance Development Community Central, Villa De San Antonio, 6.00%, 5/15/25	1,000,000	1,002,140
Houston Health Facilities Development Revenue, Retirement Facility, Buckingham Senior Living (Prerefunded 2/15/14 @ 101), 7.00%, 2/15/26 (b)	1,500,000	1,767,255
Sam Rayburn Municipal Power Agency (RAAI), 5.75%, 10/1/21	1,000,000	1,062,260
Tarrant County Cultural Education, Northwest Senior Housing, Edgemere Project, 6.00%, 11/15/26	600,000	607,122
Travis County Health Facilities Development Authority, Retirement Facility, Querencia Barton Creek New Project, 5.50%, 11/15/25	200,000	191,340
5.65%, 11/15/35	500,000	476,550
Tyler Health Facility, Mother Frances Hospital, 5.00%, 7/1/37	1,100,000	1,009,206
Tyler Health Facility, Mother Frances Hospital, (Prerefunded 7/1/13 @ 100), 5.75%, 7/1/27 (b)	500,000	547,545
Victoria Independent School District (PSF), 5.00%, 12/15/2032	5,000,000	5,094,200
		19,528,665
Washington — 1.1%
Skagit County Public Hospital District, 6.00%, 12/1/23	900,000	936,945
Wyoming — 1.2%
Sweetwater County Solid Waste Disposal Revenue – FMC Corporation Project (AMT), 5.60%, 12/1/35	1,000,000	984,560
Total Municipal Long-Term Securities (cost: $120,458,076)		122,194,242
Short-Term Investments — 3.2%
Affiliated Money Market Funds (e) — 3.2%
First American Tax Free Obligations Fund, Class Z (cost: $2,604,765)	2,604,765	2,604,765
Total Investments in Securities (f) — 150.6% (cost: $123,062,841)		124,799,007
Preferred Shares, at Liquidation Value — (52.5)%		(43,500,000)
Other Assets and Liabilities, Net — 1.9%		1,592,425
Total Net Assets — 100.0%		$82,891,432

See accompanying Notes to Schedule of Investments.

American Municipal Income Portfolio 2007 Annual Report

Schedule of INVESTMENTS concluded

Notes to Schedule of Investments:

(a)  Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

(b)  Prerefunded issues are backed by U.S. government obligations. Crossover refunded issues are backed by the credit of the refunding issuer. In both cases, the bonds mature at the date and price indicated.

(c)  For zero-coupon investments, the interest rate shown is the effective yield as of August 31, 2007.

(d)  Escrowed to maturity issues are typically backed by U.S. government obligations. If callable, these bonds may still be subject to call prior to maturity.

(e)  Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for the fund.

(f)  On August 31, 2007, the cost of investments in securities for federal income tax purposes was $123,064,332. The aggregate gross unrealized appreciation and depreciation of investments in securities, based on this cost were as follows:

Gross unrealized appreciation	$4,011,105
Gross unrealized depreciation	(2,276,430)
Net unrealized appreciation	$1,734,675

  ACA–American Capital Access

  AMBAC–American Municipal Bond Assurance Company

  AMT–Alternative Minimum Tax. As of August 31, 2007, the aggregate market value of securities subject to the AMT is $17,998,947 which represents 21.7% of net assets applicable to common shares.

  CIFG–CDC IXIS Financial Guaranty

  CMI–California Mortgage Insurance Program

  FGIC–Financial Guaranty Insurance Corporation

  FHA–Federal Housing Authority

  FMHA–Farmers Home Administration

  FNMA–Federal National Mortgage Association

  FSA–Financial Security Assurance

  GNMA–Government National Mortgage Association

  MBIA–Municipal Bond Insurance Association

  PSF–Permanent School Fund

  RAAI–Radian Asset Assurance Inc.

  VA–Veterans Administration

American Municipal Income Portfolio 2007 Annual Report

Report of INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
American Municipal Income Portfolio Inc.

We have audited the accompanying statement of assets and liabilities of American Municipal Income Portfolio Inc. (the "fund"), including the schedule of investments, as of August 31, 2007, and the related statements of operations and changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2007, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Municipal Income Portfolio Inc., at August 31, 2007, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
October 19, 2007

American Municipal Income Portfolio 2007 Annual Report

NOTICE TO SHAREHOLDERS (unaudited)

INVESTMENT POLICY CHANGE

At a meeting of the fund's board of directors, held on September 19, 2007, the board approved changes in the fund's principal investment strategies related to its investment in municipal securities rated below investment grade and in unrated securities. The fund may now invest up to 20% of its total assets in securities that, at the time of purchase, are rated lower than investment grade or are unrated and of comparable quality (securities commonly referred to as "high yield" securities or "junk bonds"). The board also approved the removal of the fund's restriction on the percentage of assets that may be invested in unrated securities. The fund had previously been limited to investing no more than 20% of its total assets in unrated securities and now may invest an unlimited amount in such securities.

Although high yield securities usually offer higher yields than investment grade securities, they also involve more risk. High yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. In addition, the secondary trading market may be less liquid. High yield securities generally have more volatile prices and carry more risk to principal than investment grade securities.

TERMS AND CONDITIONS OF THE DIVIDEND REINVESTMENT PLAN

As a shareholder, you may choose to participate in the Dividend Reinvestment Plan. It's a convenient and economical way to buy additional shares of the fund by automatically reinvesting dividends and capital gains. The plan is administered by Computershare, the plan agent.

Eligibility/Participation

You may join the plan at any time. Reinvestment of distributions will begin with the next distribution paid, provided your request is received at least 10 days before the record date for that distribution.

If your shares are in certificate form, you may join the plan directly and have your distributions reinvested in additional shares of the fund. To enroll in this plan, call Computershare at 800.426.5523. If your shares are registered in your brokerage firm's name or another name, ask the holder of your shares how you may participate.

If you are a beneficial owner and wish to join the Plan, you must contact your bank, broker or other nominee to arrange participation in the Plan on your behalf.

Alternatively, if you are a beneficial owner of our common stock, you may simply request that the number of shares of our common stock you wish to enroll in the Plan be re-registered by the bank, broker or other nominee in your own name as record stockholder. You can then directly participate in the Plan as described above. You should contact your bank, broker or nominee for information on how to re-register your shares.

Plan Administration

Beginning no more than three business days before the dividend payment date, Computershare will buy shares of the fund on the New York Stock Exchange or elsewhere on the open market.

The fund will not issue any new shares in connection with the plan. All reinvestments will be at a market price plus a pro rata share of any brokerage commissions, which may be more or less than the fund's net asset value per share. The number of shares allocated to you is determined by dividing the amount of the dividend or distribution by the applicable price per share.

There is no direct charge for reinvestment of dividends and capital gains, since Computershare fees are paid for by the fund. However, each participant pays a pro rata portion of the brokerage commissions. Brokerage charges are expected to be lower than those for individual transactions because shares are purchased for all participants in blocks. As long as you continue to participate in the plan, distributions paid on the shares in your account will be reinvested.

American Municipal Income Portfolio 2007 Annual Report

NOTICE TO SHAREHOLDERS (unaudited) continued

Computershare maintains accounts for plan participants holding shares in certificate form and will furnish written confirmation of all transactions, including information you need for tax records. Reinvested shares in your account will be held by Computershare in noncertificated form in your name.

Tax Information

Distributions invested in additional shares of the fund are subject to income tax, to the same extent as if received in cash. Shareholders, as required by the Internal Revenue Service, will receive a Form 1099-DIV regarding the federal tax status of the prior year's distributions.

Plan Withdrawal

If you hold your shares in certificate form, you may terminate your participation in the plan at any time by giving written notice to Computershare. If your shares are registered in your brokerage firm's name, you may terminate your participation via verbal or written instructions to your investment professional. Written instructions should include your name and address as they appear on the certificate or account.

If notice is received at least 10 days before the record date, all future distributions will be paid directly to the shareholder of record.

If your shares are issued in certificate form and you discontinue your participation in the plan, you (or your nominee) will receive an additional certificate for all full shares and a check for any fractional shares in your account.

Plan Amendment/Termination

The fund reserves the right to amend or terminate the plan. Should the plan be amended or terminated, participants will be notified in writing at least 90 days before the record date for such dividend or distribution. The plan may also be amended or terminated by Computershare with at least 90 days written notice to participants in the plan.

Any questions about the plan should be directed to your investment professional or to Computershare Trust Company, N.A., P.O. Box 43010, Providence, RI, 02940-3010, 800.426.5523.

TAX INFORMATION

The following per-share information describes the federal tax treatment of distributions made during the fiscal period. Exempt-interest dividends are exempt from federal income tax and should not be included in your gross income, but need to be reported on your income tax return for information purposes. Please consult a tax advisor on how to report these distributions at the state and local levels.

Common Share Income Distributions
(the fund designates income from tax-exempt securities as 99.81%)

Payable Date	Amount
September 27, 2006	$0.07200
October 25, 2006	0.07200
November 22, 2006	0.07200
December 27, 2006	0.07200
January 10, 2007	0.07200
February 21, 2007	0.06700
March 28, 2007	0.07200
April 25, 2007	0.07200
May 23, 2007	0.07200
June 27, 2007	0.07200
July 25, 2007	0.07200
August 29, 2007	0.07200
Total	$0.85900

American Municipal Income Portfolio 2007 Annual Report

Common Share Long-Term Gain Distributions
(the fund designates the following amounts as long-term capital gains)

Payable Date	Amount
January 10, 2007	$0.11563

Preferred Share Income Distributions
(the fund designates income from tax-exempt securities as 99.81%)

Payable Date	Amount
Total class "T"	$824.69199
Total class "TH"	$828.51775

Preferred Share Long-Term Gain Distributions
(the fund designates the following amounts as long-term capital gains)

Payable Date	Amount
Total class "T"	$111.97323
Total class "TH"	$112.26391

Shareholder Notification of Federal Tax Status:

The fund designates 0.00% of the ordinary income distributions during the fiscal period ended August 31, 2007 as dividends qualifying for the dividends received deduction available to corporate shareholders.

In addition, the fund designates 0.00% of the ordinary income distributions from net investment income during the fiscal period ended August 31, 2007 as qualifying dividend income available to individual shareholders under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Additional Information Applicable to Foreign Shareholders Only:

The percentage of ordinary income distributions that are designated as interest-related dividends under Internal Revenue Code Section 871(k)(1)(C) for the fund was 0.19%.

The percentage of ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(C) for the fund was 0.00%.

HOW TO OBTAIN A COPY OF THE FUND'S PROXY VOTING POLICIES AND PROXY VOTING RECORD

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge upon request by calling 800.677.FUND; (2) at www.firstamericanfunds.com; and (3) on the U.S. Securities and Exchange Commission's website at www.sec.gov.

FORM N-Q HOLDINGS INFORMATION

The fund is required to file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the Securities and Exchange Commission on Form N-Q. The fund's Forms N-Q are available (1) without charge upon request by calling 800.677.FUND and (2) on the U.S. Securities and Exchange Commission's website at http://www.sec.gov. In addition, you may review and copy the fund's Forms N-Q at the Commissions Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

QUARTERLY PORTFOLIO HOLDINGS

The fund will make portfolio holdings information publicly available by posting the information at firstamericanfunds.com on a quarterly basis. The fund will attempt to post such information within 10 days of the quarter end.

American Municipal Income Portfolio 2007 Annual Report

NOTICE TO SHAREHOLDERS (unaudited) continued

CERTIFICATIONS

In October 2006, the fund's Chief Executive Officer submitted to the New York Stock Exchange ("NYSE") his annual certification required under Section 303A.12(a) of the NYSE corporate governance rules. The certifications of the fund's Principal Executive Officer and Principal Financial Officer required pursuant to Rule 30a-2 under the 1940 Act were filed with the fund's Form N-CSR filings and are available on the U.S. Securities and Exchange Commission's website at www.sec.gov.

APPROVAL OF THE FUND'S INVESTMENT ADVISORY AGREEMENT

The Board of Directors of the fund (the "Board"), which is comprised entirely of independent directors, oversees the management of the fund and, as required by law, determines annually whether to renew the fund's advisory agreement with FAF Advisors, Inc. ("FAF Advisors").

At a meeting on May 1-3, 2007, the Board considered information relating to the fund's investment advisory agreement with FAF Advisors (the "Agreement"). In advance of the meeting, the Board received materials relating to the Agreement, and had the opportunity to ask questions and request further information in connection with their consideration. At a subsequent meeting on June 19-21, 2007, the Board concluded its consideration of and approved the Agreement through June 30, 2008.

In considering the Agreement, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality, and extent of FAF Advisors' services to the fund, (2) the investment performance of the fund, (3) the profitability of FAF Advisors related to the fund, including an analysis of FAF Advisors' cost of providing services and comparative expense information, and (4) other benefits that accrue to FAF Advisors through its relationship with the fund. When reviewing and approving investment company advisory contracts, boards of directors generally also consider the extent to which economies of scale will be realized as the investment company grows and whether fee levels reflect these economies of scale for the benefit of shareholders. The Board noted, however, that because the fund is a closed-end fund its size would increase only as a result of any appreciation of its portfolio holdings and when it issues shares in connection with dividend reinvestments. The Board therefore determined that a consideration of economies of scale was not relevant to its evaluation of the Agreement.

Before approving the Agreement, the Board met in executive session with its independent counsel on numerous occasions to consider the materials provided by FAF Advisors and the terms of the Agreement. Based on its evaluation of all material factors, the Board concluded that the Agreement is fair and in the best interests of the fund's shareholders. In reaching its conclusions, the Board considered the following:

Nature, Quality, and Extent of Investment Advisory Services

The Board examined the nature, quality, and extent of the services provided by FAF Advisors to the fund. The Board reviewed FAF Advisors' key personnel who provide investment advisory services to the fund as well as the fact that, under the Agreement, FAF Advisors has the authority and responsibility to make and execute investment decisions for the fund within the framework of the fund's investment policies and restrictions, subject to review by the Board. The Board further considered that FAF Advisors' duties with respect to the fund include (i) investment research and security selection, (ii) adherence to (and monitoring compliance with) the fund's investment policies and restrictions and the Investment Company Act of 1940, and (iii) monitoring the performance of the various organizations providing services to the fund, including the fund's sub-administrator, transfer agent, remarketing agent and custodian. Finally, the Board considered FAF Advisors' representation that the services provided by FAF Advisors under the Agreement are the type of services customarily provided by investment advisors in the fund industry.

American Municipal Income Portfolio 2007 Annual Report

The Board considered compliance reports about FAF Advisors from the fund's Chief Compliance Officer. The Board also considered the information received during its periodic meetings throughout the year with the fund's portfolio management team.

Based on the foregoing, the Board concluded that the fund is likely to benefit from the nature, extent, and quality of the services provided by FAF Advisors under the Agreement.

Investment Performance of the Fund

The Board considered the performance of the fund, including how the fund performed versus the median performance of a group of comparable funds selected by an independent data service (the "performance universe") and how the fund performed versus its benchmark index. The performance periods considered by the Board ended on January 31, 2007. The Board noted that the fund outperformed its performance universe and its benchmark for the five- and ten-year periods. The Board also noted that the fund underperformed the performance universe and the benchmark for the one- and three-year periods. The Board concluded that, in light of the fund's competitive longer-term performance as compared to that of both its benchmark and performance universe, it would be in the best interest of the fund and its shareholders to renew the Agreement.

Costs of Services and Profits Realized by FAF Advisors

The Board reviewed FAF Advisors' estimated costs in serving as the fund's investment manager, including the costs associated with the personnel and systems necessary to manage the fund. The Board also considered the reported profitability of FAF Advisors and its affiliates resulting from their relationship with the fund. The Board reviewed fee and expense information for the fund as compared to that of other funds and accounts managed by FAF Advisors and of comparable funds managed by other advisers. The Board found that while the advisory fees for FAF Advisors' institutional separate accounts are lower than the fund's advisory fees, the fund receives additional services from FAF Advisors that separate accounts do not receive. Using information provided by an independent data service, the Board also evaluated the fund's advisory fee compared to the median advisory fee for other funds similar in size, character, and investment strategy (the "peer group median advisory fee"), and the fund's total expense ratio compared to the median total expense ratio, after waivers, of comparable funds (the "peer group median total expense ratio"). The Board noted that the fund's advisory fee was lower than the peer group median advisory fee and that the fund's total expense ratio was lower than the peer group median total expense ratio. The Board concluded that the fund's advisory fee and total expense ratio are reasonable in light of the services provided.

Other Benefits to FAF Advisors

In evaluating the benefits that accrue to FAF Advisors through its relationship with the fund, the Board noted that FAF Advisors and certain of its affiliates serve the fund in various capacities, including as advisor, administrator and custodian, and receive compensation from the fund in connection with providing services to the fund. The Board considered that each service provided to the fund by FAF Advisors or one of its affiliates is pursuant to a written agreement, which the Board evaluates periodically as required by law.

After full consideration of these factors, the Board concluded that approval of the Agreement was in the interest of the fund and its shareholders.

American Municipal Income Portfolio 2007 Annual Report

NOTICE TO SHAREHOLDERS (unaudited)

Directors and Officers of the Fund
Independent Directors

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director†
Benjamin R. Field III P.O. Box 1329 Minneapolis, MN 55440 (1938)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of XAA since September 2003.	Retired; Senior Financial Advisor, Bemis Company, Inc. from May 2002 through February 2004.	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

Roger A. Gibson P.O. Box 1329 Minneapolis, MN 55440 (1946)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of XAA since August 1998.	Director, Charterhouse Group, Inc., a private equity firm, since October 2005; Vice President and Chief Operating Officer, Cargo-United Airlines from July 2001 through July 2004.	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

Victoria J. Herget P.O. Box 1329 Minneapolis, MN 55440 (1951)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of XAA since September 2003.	Investment consultant and non-profit board member.	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

John P. Kayser P.O. Box 1329 Minneapolis, MN 55440 (1949)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of XAA since October 2006.	Retired; Principal from 1983 to 2004 and Chief Financial Officer and Chief Administrative Officer from 1988 to 2002, William Blair & Company, LLC.	First American Funds Complex; twelve registered investment companies, including sixty-two portfolios	None

Leonard W. Kedrowski P.O. Box 1329 Minneapolis, MN 55440 (1941)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of XAA since August 1998.	Owner and President, Executive and Management Consulting, Inc., a management consulting firm; Board member, GC McGuiggan Corporation (dba Smyth Companies), a label printer; former Chief Executive Officer, Creative Promotions International, LLC, a promotional award programs and products company, through October 2003; Advisory Board member, Designer Doors, manufacturer of designer doors, through 2002.	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

Richard K. Riederer P.O. Box 1329 Minneapolis, MN 55440 (1944)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of XAA since August 2001.	Owner and CEO, RKR Consultants, Inc. and non-profit board member since 2005.	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	Cleveland-Cliffs Inc (a producer of iron ore pellets)

Joseph D. Strauss P.O. Box 1329 Minneapolis, MN 55440 (1940)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of XAA since August 1998.	Attorney At Law, Owner and President, Strauss Management Company, a Minnesota holding company for various organizational management business ventures; Owner, Chairman, and Chief Executive Officer, Community Resource Partnerships, Inc., a strategic planning, operations management, government relations, transportation planning and public relations organization; Owner, Chairman and Chief Executive Officer, ExcensusTM, LLC, a demographic planning and application development firm, since 2001.	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

American Municipal Income Portfolio 2007 Annual Report

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director†
Virginia L. Stringer P.O. Box 1329 Minneapolis, MN 55440 (1944)	Chair; Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Chair of XAA's board since 1998; Director of XAA since August 1998.	Governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; Executive Consultant for State Farm Insurance Company through 2003.	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

James M. Wade P.O. Box 1329 Minneapolis, MN 55440 (1943)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of XAA since August 2001.	Owner and President, Jim Wade Homes, a homebuilding company	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

†Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

American Municipal Income Portfolio 2007 Annual Report

NOTICE TO SHAREHOLDERS (unaudited) concluded

Officers

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Thomas S. Schreier, Jr. FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1962)*	President	Re-elected by the Board annually; President of XAA since February 2001.	Chief Executive Officer and Chief Investment Officer of FAF Advisors, Inc.

Jeffery M. Wilson FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1956)*	Vice President– Administration	Re-elected by the Board annually; Vice President–Administration of XAA since March 2000.	Senior Vice President of FAF Advisors, Inc.

Charles D. Gariboldi, Jr. FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1959)*	Treasurer	Re-elected by the Board annually; Treasurer of XAA since December 2004.	Mutual Funds Treasurer, FAF Advisors, Inc., since October 2004; prior thereto, Vice President for investment accounting and Fund Treasurer of Thrivent Financial for Lutherans.

Jill M. Stevenson FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1965)*	Assistant Treasurer	Re-elected by the Board annually; Assistant Treasurer of XAA since September 2005.	Assistant Treasurer, FAF Advisors, Inc., since September 2005; prior thereto, Director, Senior Project Manager, FAF Advisors, Inc., from May 2003; prior thereto, Vice President, Director of Operations, Paladin Investment Associates, LLC.

David H. Lui FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1960)*	Chief Compliance Officer	Re-elected by the Board annually; Chief Compliance Officer of XAA since February 2005.	Chief Compliance Officer, First American Funds and FAF Advisors, Inc., since February 2005; prior thereto, Chief Compliance Officer, Franklin Advisers, Inc. and Chief Compliance Counsel, Franklin Templeton Investments from March 2004; prior thereto, Vice President, Charles Schwab & Co., Inc.

Jason K. Mitchell FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1976)*	Anti-Money Laundering Officer	Re-elected by the Board annually; Anti-Money Laundering Officer of XAA since September 2006.	Compliance Manager, FAF Advisors, Inc. since June 2006; prior thereto, Compliance Analyst, FAF Advisors, Inc., from October 2004 to June 2006; prior thereto, Senior Systems Helpdesk Analyst, Wachovia Retirement Services from November 2002 to October 2004; prior thereto, Senior Retirement Plan Specialist, PFPC, Inc.

Kathleen L. Prudhomme FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1953)*	Secretary	Re-elected by the Board annually; Secretary of MXA since December 2004; prior thereto, Assistant Secretary of XAA since September 1999.	Deputy General Counsel, FAF Advisors, Inc., since November 2004; prior thereto, Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm.

Brett L. Agnew FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1971)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of XAA since December 2004.	Counsel, FAF Advisors, Inc., since August 2004; prior thereto, Senior Counsel, Thrivent Financial for Lutherans.

James D. Alt Dorsey & Whitney LLP 50 South Sixth Street Suite 1500 Minneapolis, MN 55402 (1951)	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of XAA since December 2004; prior thereto, Secretary of XAA since June 2002; Assistant Secretary of XAA from September 1999 to June 2002.	Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm.

Richard J. Ertel FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1967)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of XAA since June 2006 and from June 2003 through August 2004.	Counsel, FAF Advisors, Inc., since May 2006; prior thereto, Counsel, Ameriprise Financial Services, Inc. from September 2004 to May 2006; prior thereto, Counsel, FAF Advisors, Inc. from May 2003 to August 2004; prior to May 2003, Associate Counsel, Hartford Life and Accident Insurance Company.

*Messrs. Schreier, Wilson, Gariboldi, Lui, Mitchell, Agnew and Ertel, Ms. Stevenson and Ms. Prudhomme are each employees of FAF Advisors, Inc., which serves as investment advisor for the fund.

American Municipal Income Portfolio 2007 Annual Report

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Board of DIRECTORS

Virginia Stringer

Chairperson of American Municipal Income Portfolio

Governance Consultant; former Owner and President of Strategic Management Resources, Inc.

Benjamin Field III

Director of American Municipal Income Portfolio

Retired; former Senior Financial Advisor, Senior Vice President, Chief Financial Officer,

and Treasurer of Bemis Company, Inc.

Roger Gibson

Director of American Municipal Income Portfolio

Director of Charterhouse Group, Inc.

Victoria Herget

Director of American Municipal Income Portfolio

Investment Consultant; former Managing Director of Zurich Scudder Investments

John Kayser

Director of American Municipal Income Portfolio

Retired; former Principal, Chief Financial Officer, and Chief Administrative Officer of

William Blair & Company, LLC

Leonard Kedrowski

Director of American Municipal Income Portfolio

Owner and President of Executive and Management Consulting, Inc.

Richard Riederer

Director of American Municipal Income Portfolio

Owner and Chief Executive Officer of RKR Consultants, Inc.

Joseph Strauss

Director of American Municipal Income Portfolio

Owner and President of Strauss Management Company

James Wade

Director of American Municipal Income Portfolio

Owner and President of Jim Wade Homes

American Municipal Income Portfolio's Board of Directors is comprised entirely of independent directors.

P.O. Box 1330

Minneapolis, MN 55440-1330

American Municipal Income Portfolio

2007 Annual Report

FAF Advisors, Inc., is a wholly owned subsidiary of U.S. Bank National Association, which is a wholly owned subsidiary of U.S. Bancorp.

This document is printed on paper containing 10% postconsumer waste.

10/2007 0195-07 XAA-AR

Item 2—Code of Ethics

The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. During the period covered by this report, there were no amendments to the provisions of the registrant’s code of ethics that apply to the registrant’s principal executive officer and principal financial officer and that relate to any element of the code of ethics definition enumerated in this Item. During the period covered by this report, the registrant did not grant any waivers, including implicit waivers, from any provision of its code of ethics. The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by calling 1-800-677-3863.

Item 3—Audit Committee Financial Expert

The registrant’s Board of Directors has determined that Leonard W. Kedrowski, Benjamin R. Field III, John P. Kayser, and Richard K. Riederer, members of the registrant’s Audit Committee, are each an “audit committee financial expert” and are “independent,” as these terms are defined in this Item.

Item 4—Principal Accountant Fees and Services

(a)                      Audit Fees - Ernst & Young LLP (“E&Y”) billed the registrant audit fees totaling $23,038 in the fiscal year ended August 31, 2007 and $28,085 in the fiscal year ended August 31, 2006, including fees associated with the annual audit, SEC Rule 17f-2 security count filings and filings of the registrant’s annual reports on Form N-CSR.

(b)                     Audit-Related Fees - E&Y billed the registrant audit-related fees totaling $1,896 in the fiscal year ended August 31, 2007 and $2,040 in the fiscal year ended August 31, 2006, including fees for services primarily related to the review of the semi-annual financial statements.

(c)                      Tax Fees - E&Y billed the registrant fees of $3,770 in the fiscal year ended August 31, 2007 and $5,774 in the fiscal year ended August 31, 2006 for tax services, including tax compliance, tax advice and tax planning services. Tax compliance, tax advice and tax planning services primarily related to preparation of original and amended tax returns, timely RIC qualification reviews, and tax distribution analysis and planning.

(d)                     All Other Fees - There were no fees billed by E&Y for other services to the registrant during the fiscal years ended August 31, 2007 and August 31, 2006.

(e)(1)   The audit committee’s pre-approval policies and procedures pursuant to paragraph (c)(7) of Rule 2-01 of Regulation S-X are set forth below:

Audit Committee policy regarding pre-approval of services provided by the Independent Auditor

The Audit Committee of the First American Funds (“Committee”) has responsibility for ensuring that all services performed by the independent audit firm for the funds do not impair the firm’s independence. This review is intended to provide reasonable oversight without removing management from its responsibility for day-to-day operations. In this regard, the Committee should:

•                  Understand the nature of the professional services expected to be provided and their impact on auditor independence and audit quality

•                  Examine and evaluate the safeguards put into place by the Company and the auditor to safeguard independence

•                  Meet quarterly with the partner of the independent audit firm

•                  Consider approving categories of service that are not deemed to impair independence for a one-year period

It is important that a qualitative rather than a mere quantitative evaluation be performed by the Committee in discharging its responsibilities.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the Committee will review and consider whether to pre-approve the financial plan for audit fees as well as categories of audit-related and non-audit services that may be performed by the funds’ independent audit firm directly for the funds. At least annually the Committee will receive a report from the independent audit firm of all audit and non-audit services, which were approved during the year.

The engagement of the independent audit firm for any non-audit service requires the written pre-approval of the Treasurer of the funds and all non-audit services performed by the independent audit firm will be disclosed in the required SEC periodic filings.

In connection with the Committee review and pre-approval responsibilities, the review by the Committee will consist of the following:

Audit Services

The categories of audit services and related fees to be reviewed and considered for pre-approval annually by the Committee or its delegate include the following:

•                  Annual Fund financial statement audits

•                  Seed audits (related to new product filings, as required)

•                  SEC and regulatory filings and consents

Audit-related Services

In addition, the following categories of audit-related services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

•                  Accounting consultations

•                  Fund merger support services

•                  Other accounting related matters

•                  Agreed Upon Procedure Reports

•                  Attestation Reports

•                  Other Internal Control Reports

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $25,000 are subject to pre-approval by the Committee Chair or its delegate on a case-by-case basis. Individual projects with an estimated fee in excess of $50,000 are subject to pre-approval by the Committee or its delegate on a case-by-case basis.

Tax Services

The following categories of tax services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

•                  Tax compliance services related to the filing or amendment of the following:

•                  Federal, state and local income tax compliance, and

•                  Sales and use tax compliance

•                  Timely RIC qualification reviews

•                  Tax distribution analysis and planning

•                  Tax authority examination services

•                  Tax appeals support services

•                  Accounting methods studies

•                  Fund merger support services

•                  Tax consulting services and related projects

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $25,000 are subject to pre-approval by the Committee Chair or its delegate on a case-by-case basis. Individual projects with an estimated fee in excess of $50,000 are subject to pre-approval by the Committee or its delegate on a case-by-case basis.

Other Non-audit Services

The SEC auditor independence rules adopted in response to the Sarbanes-Oxley Act specifically allow certain non-audit services. Because of the nature of these services, none of these services may be commenced by the independent audit firm without the prior approval of the Committee. The Committee may delegate this responsibility to one or more of the Committee members, with the decisions presented to the full Committee at the next scheduled meeting.

Proscribed Services

In accordance with SEC rules on independence, the independent audit firm is prohibited from performing services in the following categories of non-audit services:

•                  Management functions

•                  Accounting and bookkeeping services

•                  Internal audit services

•                  Financial information systems design and implementation

•                  Valuation services supporting the financial statements

•                  Actuarial services supporting the financial statements

•                  Executive recruitment

•                  Expert services (e.g., litigation support)

•                  Investment banking

Policy for Pre-approval of Non-Audit Services Provided to Other Entities within the Investment Company Complex

The Committee is also responsible for pre-approving certain non-audit services provided to FAF Advisors, Inc., U.S. Bank N.A., Quasar Distributors, U.S. Bancorp Fund Services, LLC and any other entity under common control with FAF Advisors, Inc., that provides ongoing services to the funds. The only non-audit services provided to these entities which require pre-approval are those services that relate directly to the operations and financial reporting of the funds.

Although the Committee is not required to pre-approve all services provided to FAF Advisors, Inc. and other affiliated service providers, the Committee will annually receive a report from the independent audit firm on the aggregate fees for all services provided to U.S. Bancorp and affiliates.

(e)(2)        All of the services described in paragraphs (b) through (d) of this Item 4 were pre-approved by the audit committee.

(f)                        All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

(g)                     The aggregate non-audit fees billed by E&Y to the registrant, the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, totaled $43,615 in the fiscal year ended August 31, 2007 and $24,314 in the fiscal year ended August 31, 2006.

(h)                     The registrant’s audit committee has determined that the provision of non-audit services to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved is compatible with maintaining E&Y’s independence.

Item 5—Audit Committee of Listed Registrants

(a)                      The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange Act”). The members of such audit committee are Leonard W. Kedrowski, Benjamin R. Field III, John P. Kayser, and Richard K. Riederer. Virginia L. Stringer, Chair of the Board of Directors, serves ex officio as a non-voting member of such committee.

(b)                     Not applicable.

Item 6—Schedule of Investments

The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7—Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The registrant has delegated the voting of proxies relating to its voting securities to its investment advisor, FAF Advisors, Inc. (“FAF Advisors”). The proxy voting policies and procedures of FAF Advisors are as follows:

General Principles

FAF Advisors, Inc. is the investment manager for the First American family of mutual funds and for other separately managed accounts. As such, FAF Advisors has been delegated the authority to vote proxies with respect to the investments held in client accounts, unless the client has specifically retained such authority in writing. It is FAF Advisors’ duty to vote proxies in the best interests of clients. In voting proxies, FAF Advisors also seeks to maximize total investment return for clients.

In the event of a sub-adviser, FAF Advisors may delegate proxy voting to the sub-adviser. Where such delegation exists, the sub-advisor will be responsible for developing and enforcing proxy voting policies. FAF Advisors will review these policies annually.

FAF Advisors’ Investment Policy Committee (“IPC”), comprised of the firm’s most senior investment professionals, is charged with oversight of the proxy voting policies and procedures. The IPC is responsible for (1) approving the proxy voting policies and procedures, and (2) oversight of the activities of FAF Advisors’ Proxy Voting Administration Committee (“PVAC”).

The PVAC is responsible for providing an administrative framework to facilitate and monitor FAF Advisors’ exercise of its fiduciary duty to vote client proxies and fulfill the obligations of reporting and recordkeeping under the federal securities laws.

Policies

The IPC, after reviewing and concluding that such policies are reasonably designed to vote proxies in the best interests of clients, has approved and adopted the proxy voting policies of Institutional Shareholder Services, Inc. (“ISS”), a leading national provider of proxy voting administrative and research services. As a result, such policies set forth FAF Advisors’ positions on recurring proxy issues and criteria for addressing non-recurring issues. These policies are reviewed periodically and therefore are subject to change. Even though it has adopted ISS’ policies, FAF Advisors maintains the fiduciary responsibility for all proxy voting decisions.

Procedures

A. Supervision of Proxy Voting Service

The PVAC shall supervise the relationship with FAF Advisors’ proxy voting service, ISS. ISS apprises FAF Advisors of shareholder meeting dates, forward proxy voting materials, provides research on proxy proposals and voting recommendations and casts the actual proxy votes. ISS also serves as FAF Advisors’ proxy voting record keeper and generates reports on how proxies were voted.

B. Conflicts of Interest

As an affiliate of U.S. Bancorp, a large, multi-service financial institution, FAF Advisors recognizes that there are numerous situations wherein it may have a perceived or real conflict of interest in voting the proxies of issuers or proxy proponents (e.g., a special interest group) who are clients or potential clients of some part of the U.S. Bancorp enterprise. Directors and officers of such companies may have personal or familial relationships with the U.S. Bancorp enterprise and its employees that could give rise to conflicts of interest.

FAF Advisors will vote proxies in the best interest of its clients regardless of such real or perceived conflicts of interest. By adopting ISS’ policies, FAF Advisors believes the risk related to conflicts will be minimized.

To further minimize this risk, the IPC will review ISS’ conflict avoidance policy annually to insure it adequately addresses both the actual and perceived conflicts of interest the proxy voting service may face.

In the event the PVAC determines that ISS faces a material conflict of interest with respect to a specific vote, the PVAC shall direct ISS how to vote. The PVAC shall receive voting direction from the Head of Equity Research who will seek voting direction from appropriate investment personnel. Before doing so, however, the PVAC will confirm that FAF Advisors faces no material conflicts of the nature discussed above.

If the PVAC concludes a material conflict does exist, it will recommend a course of action designed to address the conflict to the IPC. Such actions could include, but are not limited to:

1.       Obtaining instructions from the affected clients on how to vote the proxy;

2.       Disclosing the conflict to the affected clients and seeking their consent to permit FAF Advisors to vote the proxy;

3.       Voting in proportion to the other shareholders;

4.      Recusing an IPC member from all discussion or consideration of the matter, if the material conflict is due to such person’s actual or potential conflict of interest; or

5.       Following the recommendation of a different independent third party.

In addition to all of the above, members of the IPC and the PVAC must notify FAF Advisors’ Chief Compliance Officer of any direct, indirect or perceived improper influence made by any employee, officer or director within the U.S. Bancorp enterprise or First American Fund complex with regard to how FAF Advisors should vote proxies. The Chief Compliance Officer will investigate the allegations and will report the findings to the FAF Advisors Chief Executive Officer and the General Counsel. If it is determined that improper influence was attempted, appropriate action shall be taken. Such appropriate action may include disciplinary action, notification of the appropriate senior managers within the U.S. Bancorp enterprise, or notification of the appropriate regulatory authorities. In all cases, the IPC shall not consider any improper influence in determining how to vote proxies and will vote in the best interests of clients.

C. Proxy Vote Override

From time to time, a portfolio manager may initiate action to override the policy for a particular vote. Such override shall be reviewed by Legal for material conflicts. If Legal determines no material conflicts exist, the approval of one investment professional on the IPC or the Head of Equity Research shall authorize the override.

D. Review and Reports

The PVAC shall maintain a review schedule. The schedule shall include reviews for the policy, the proxy voting record, account maintenance, and other reviews as deemed prudent by the PVAC. The PVAC shall review the schedule no less than annually.

The PVAC will report all identified conflicts and how they were addressed to the IPC. These reports will include all funds, including those that are sub-advised.

With respect to the review of votes cast on behalf of investments by the First American family of mutual funds, such review will also be reported to the independent Board of Directors of the First American Funds at each of their regularly scheduled meetings.

E. Vote Disclosure to Shareholders

FAF Advisors shall disclose its proxy voting record on the First American Funds’ website at www.firstamericanfunds.com and on the SEC’s website at www.sec.gov. Additionally, shareholders can receive, on request, the voting records for the First American Fund mutual funds by calling a toll free number (1-800-677-3863).

FAF Advisors’ separately managed account clients can contact their relationship manager for more information on FAF Advisors’ policies and the proxy voting record for their account.

The information that will be available includes, name of issuer; ticker/CUSIP; shareholder meeting date; description of item and FAF Advisors’ vote.

ISS Proxy Voting Guidelines Summary

The following is a concise summary of ISS’s proxy voting policy guidelines.

1. Auditors

Vote FOR proposals to ratify auditors, unless:

•                  An auditor has a financial interest in or association with the company, and is therefore not independent;

•                  There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or

•                  Fees for non-audit services are excessive.

2. Board of Directors

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

•                  Composition of the board and key board committees;

•                  Attendance at board and committee meetings;

•                  Corporate governance provisions and takeover activity;

•                  Disclosures under Section 404 of the Sarbanes-Oxley Act;

•                  Long-term company performance relative to a market and peer index;

•                  Extent of the director’s investment in the company;

•                  Existence of related party transactions;

•                  Whether the chairman is also serving as CEO;

•                  Whether a retired CEO sits on the board;

•                  Number of outside boards at which a director serves.

WITHHOLD from individual directors who:

•                  Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

•                  Sit on more than six public company boards;

•                  Are CEOs of public companies who sit on the boards of more than two public companies besides their own (withhold only at their outside boards).

WITHHOLD from the entire board (except for new nominees, who should be considered on a CASE-BY-CASE basis) if:

•                  The company’s poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;

•                  The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;

•                  The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;

•                  The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;

•                  The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•                  At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;

•                  A Russell 3000 company underperformed its industry group (GICS group). The test will consist of the bottom performers within each industry group (GICS) based on a weighted average TSR. The weightings are as follows: 20 percent weight on 1-year TSR; 30 percent weight on 3-year TSR; and 50 percent weight on 5-year TSR. Company’s response to performance issues will be considered before withholding.

WITHHOLD from inside directors and affiliated outside directors when:

•                  The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

•                  The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•                  The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

•                  The non-audit fees paid to the auditor are excessive;

•                  A material weakness identified in the Section 404 disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.

WITHHOLD from the members of the Compensation Committee if:

•                  There is a negative correlation between chief executive pay and company performance;

•                  The company fails to submit one-time transfers of stock options to a shareholder vote;

•                  The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

•                  The company has poor compensation practices.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

•                  Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.);

•                  Two-thirds independent board;

•                  All-independent key committees;

•                  Established governance guidelines;

•                  The company does not under-perform its peers.

Generally vote FOR reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections). Consider voting AGAINST the shareholder proposal if the company has adopted a formal corporate governance policy that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

At a minimum, a company’s policy should articulate the following elements to adequately address each director nominee who fails to receive an affirmative of majority of votes cast in an election:

•                  Established guidelines disclosed annually in the proxy statement concerning the process to follow for nominees who receive majority withhold votes;

•                  The policy needs to outline a clear and reasonable timetable for all decision-making regarding the nominee’s status;

•                  The policy needs to specify that the process of determining the nominee’s status will be managed by independent directors and must exclude the nominee in question;

•                  An outline of a range of remedies (for example, acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.);

•                  The final decision on the nominee’s status should be promptly disclosed via an SEC filing. The policy needs to include the timeframe for disclosure and require a full explanation of how the decision was reached.

In addition, the company should articulate to shareholders why its policy is the best structure for demonstrating accountability to shareholders.

3. Proxy Contests

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•                  Long-term financial performance of the target company relative to its industry;

•                  Management’s track record;

•                  Background to the proxy contest;

•                  Qualifications of director nominees (both slates);

•                  Strategic plan of dissident slate and quality of critique against management;

•                  Likelihood that the proposed goals and objectives can be achieved (both slates);

•                  Stock ownership positions.

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

4. Takeover Defenses

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•                  Shareholders have approved the adoption of the plan; or

•                  The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•                  No lower than a 20 percent trigger, flip-in or flip-over;

•                  A term of no more than three years;

•                  No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•                  Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

For mergers and acquisitions, evaluate the proposed transaction based on these factors:

•                  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable?

•                  Market reaction - How has the market responded to the proposed deal?

•                  Strategic rationale - Does the deal make sense strategically? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable.

•                  Negotiations and process - Were the terms of the transaction negotiated at arm’s length? Was the process fair and equitable?

•                  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests.

•                  Governance - Will the combined company have a better or worse governance profile than the parties to the transaction?

6. State of Incorporation

Vote CASE-BY-CASE on proposals to change a company’s state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7. Capital Structure

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being de-listed or if a company’s ability to continue to operate as a going concern is uncertain. In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company’s performance and whether the company’s ongoing use of shares has shown prudence.

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock). Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote FOR proposals to create “de-clawed” blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

8. Executive and Director Compensation

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the plan if:

•                  The total cost of the company’s equity plans is unreasonable;

•                  The plan expressly permits the repricing of stock options without prior shareholder approval;

•                  There is a disconnect between CEO pay and the company’s performance;

•                  The company’s three year burn rate exceeds the greater of 2 percent and the mean plus 1 standard deviation of its industry group; or

•                  The plan is a vehicle for poor pay practices.

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation plan are met and disclosed in the proxy statement:

•                  Stock ownership guidelines with a minimum of three times the annual cash retainer.

•                  Vesting schedule or mandatory holding/deferral period: - A minimum vesting of three years for stock options or restricted stock; or - Deferred stock payable at the end of a three-year deferral period.

•                  A balanced mix between cash and equity. If the mix is heavier on equity, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

•                  No retirement/benefits and perquisites for non-employee directors; and

•                  A table with a detailed disclosure of the cash and equity compensation for each non-employee director for the most recent fiscal year.

Companies should provide better and more transparent disclosure related to CEO pay. Consider withhold votes in the future from the compensation committee and voting against equity plans if compensation disclosure is not improved and a tally sheet is not provided.

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR plans if:

•                  Purchase price is at least 85 percent of fair market value;

•                  Offering period is 27 months or less; and

•                  The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR plans with:

•                  Broad-based participation (i.e., all employees with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•                  Limits on employee contribution (a fixed dollar amount or a percentage of base salary);

•                  Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•                  No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration historic trading patterns, rationale for the re-pricing, value-for-value exchange treatment of surrendered options, option vesting, term of the option, exercise price and participation. Vote FOR shareholder proposals to put option re-pricing to a shareholder vote.

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include:

•                  A trigger beyond the control of management;

•                  The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

•                  Change-in-control payments should be double-triggered, i.e., (1) after a change in the company’s ownership structure has taken place, and (2) termination of the executive as a result of the change in control.

9. Corporate Responsibility

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

•                  The company is conducting animal testing programs that are unnecessary or not required by regulation;

•                  The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

•                  The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company’s animal welfare standards.

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

•                  The existing level of disclosure on pricing policies;

•                  Deviation from established industry pricing norms;

•                  The company’s existing initiatives to provide its products to needy consumers;

•                  Whether the proposal focuses on specific products or geographic regions.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug re-importation unless such information is already publicly disclosed. Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug re-importation.

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Most tobacco-related proposals (such as on second-hand smoke, advertising to youth and spin-offs of tobacco-related business) should be evaluated on a CASE-BY-CASE basis.

Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals. Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

•                  New legislation is adopted allowing development and drilling in the ANWR region;

•                  The company intends to pursue operations in the ANWR; and

•                  The company has not disclosed an environmental risk report for its ANWR operations.

Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

•                  The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

•                  The company does not directly source from CAFOs.

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signator markets unless:

•                  The company does not maintain operations in Kyoto signatory markets;

•                  The company already evaluates and substantially discloses such information; or,

•                  Greenhouse gas emissions do not significantly impact the company’s core businesses.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions considering: any recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and the public availability of a policy on political contributions. Vote AGAINST proposals barring the company from making political contributions.

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering: the risks associated with certain international markets; the utility of such a report; and the existence of a publicly available code of corporate conduct that applies to international operations.

Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.

10. Mutual Fund Proxies

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

•                  Past performance as a closed-end fund;

•                  Market in which the fund invests;

•                  Measures taken by the board to address the discount; and

•                  Past shareholder activism, board activity, and votes on related proposals.

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the solicitation expenses.

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

•                  Performance of the fund’s net asset value;

•                  The fund’s history of shareholder relations;

•                  The performance of other funds under the advisor’s management.

Item 8—Portfolio Managers of Closed-End Management Investment Companies

(a)(1)  Douglas J. White, CFA, is primarily responsible for the day-to-day management of the registrant’s portfolio. Christopher L. Drahn assists with the management of the registrant’s portfolio.

Mr. White, Head of Tax Exempt Fixed Income, joined FAF Advisors, Inc. (the “Advisor”) in 1987. He has 23 years of financial industry experience, including 21 years in portfolio management.

Mr. Drahn, Senior Fixed-Income Portfolio Manager, entered the financial services industry when he joined the Advisor in 1980.

(a)(2)  The following table shows, as of the fiscal-year ended August 31, 2007, the number of other accounts each portfolio manager managed within each of the following categories and the total assets in the accounts managed within each category. The table also shows the number of accounts and the total assets in the accounts, if any, with respect to which the advisory fee is based on the performance of the account.

Portfolio Manager	Type of Account Managed	Total Number of Accounts	Total Assets of All Accounts	Accounts Subject to Performance- Based Fee	Total Assets Subject to Performance- Based Fee

Christopher L. Drahn	Registered Investment Company	15	$2.3 billion	0	0
	Other Pooled Investment Vehicles	0	0	0	0
	Other Accounts	5	$208 million	0

Douglas J. White	Registered Investment Company	9	$2.2 billion	0	0
	Other Pooled Investment Vehicles	0	0	0	0
	Other Accounts	9	$140 million	0	0

The registrant’s portfolio managers often manage multiple accounts. The Advisor has adopted policies and procedures regarding brokerage and trade allocation and allocation of investment opportunities that it believes are reasonably designed to address potential conflicts of interest associated with managing multiple accounts for multiple clients.

(a)(3)  Portfolio manager compensation consists primarily of base pay, an annual cash incentive and long term incentive payments.

Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Portfolio managers are paid an annual incentive based upon investment performance, generally over the past one- and three-year periods unless the portfolio manager’s tenure is shorter. The maximum potential annual cash incentive is equal to a multiple of base pay, determined based upon the particular portfolio manager’s performance and experience, and market levels of base pay for such position.

The portion of the maximum potential annual cash incentive that is paid out is based upon performance relative to an appropriate Lipper industry peer group. Generally, the threshold for payment of an annual cash incentive is median performance versus the peer group, and the maximum annual cash incentive is attained at top quartile performance versus the Lipper industry peer group.

Investment performance is measured on a pre-tax basis, gross of fees for registrant results and for the Lipper industry peer group.

Long term incentive payments are paid to portfolio managers on an annual basis based upon general performance and expected contributions to the success of the Advisor. Long-term incentive payments are comprised of two components: (i) performance equity units of the Advisor and (ii) U.S. Bancorp options and restricted stock.

There are generally no differences between the methods used to determine compensation with respect to the registrant and the other accounts managed by the registrant’s portfolio managers.

(a)(4)  The following table shows the dollar range of equity securities in the registrant beneficially owned by the portfolio manager as of the fiscal-year ended August 31, 2007.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Registrant

Christopher L. Drahn	$0

Douglas J. White	$10,001 - $50,000

(b)                     Not applicable.

Item 9—Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Neither the registrant nor any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act, purchased any shares or other units of any class of the registrant’s equity securities that is registered pursuant to Section 12 of the Exchange Act.

Item 10—Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A, or this Item.

Item 11—Controls and Procedures

(a)                      The registrant’s principal executive officer and principal financial officer have evaluated the effectiveness of the registrant’s disclosure controls and procedures within 90 days of the date of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported timely.

(b)                     There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12—Exhibits

(a)(1)  Not applicable. Registrant’s code of ethics is provided to any person upon request without charge.

(a)(2)  Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are filed as exhibits hereto.

(a)(3)  Not applicable.

(b)       Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 are filed as exhibits hereto.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

American Municipal Income Portfolio Inc.

By:
/s/ Thomas S. Schreier, Jr.
Thomas S. Schreier, Jr.
President

Date: November 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/s/ Thomas S. Schreier, Jr.
Thomas S. Schreier, Jr.
President

Date: November 7, 2007

By:
/s/ Charles D. Gariboldi, Jr.
Charles D. Gariboldi, Jr.
Treasurer

Date: November 7, 2007